SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------

                          EXECUTIVE SECURITY AGREEMENT
                          ----------------------------

     This Executive Security Agreement (hereinafter called "Agreement") is made this fourteenth day of April, 2000 by and between SEMCO Energy, Inc., a Michigan corporation, with principal offices and place of business in the State of Michigan (the "company"), and the undersigned individual ("Executive").

     WHEREAS, Executive is and has been employed in an executive or officer capacity by the Company or its affiliates and has performed valuable services;

     WHEREAS, Executive possesses an intimate knowledge of the business and affairs of the Company, its policies, methods and personnel;

     WHEREAS, the Company desires further to compensate Executive for Executive's past services, to secure Executive's future services, and to compensate Executive therefor; and

     WHEREAS, if Executive and Company have previously entered into an Executive Security Agreement ("Previous Executive Security Agreement"), they desire to amend that Previous Executive Security Agreement by replacing it with this Agreement.

     NOW  THEREFORE,  the  Company  and  Executive  mutually  agree  as follows:


                                    Article 1

                                  Death Benefit
                                  -------------

     1.1. In the event Executive dies while this Agreement is in effect and prior to Executive's Retirement (as defined below), the Company will cause to be paid to Executive's Beneficiary (as defined below) a death benefit (the "Pre-Retirement Death Benefit") in accordance with the Split Dollar Agreement of even date herewith ("Split Dollar Agreement").

     1.2. The Company will pay or cause to be paid such Pre-Retirement Death Benefit only if the following conditions are satisfied:

          (a) At the time of Executive's death, (i) he or she was an Employee (as defined below); or (ii) he or she was Totally Disabled (as defined below) and was deemed to be an Employee of the Company in accordance with
Article  4  below;  and

          (b) Such death was due to causes other than suicide within two years after the earlier of (i) the date of this Agreement, or (ii) the date of any Previous Executive Security Agreement.

     The Company shall be entitled to rely upon the decision(s) of its insurance carrier(s) as to the determination of the applicability of the foregoing clause
(b).

     1.3. Payment of the Pre-Retirement Death Benefit to Executive's Beneficiary shall eliminate any obligation that the Company might otherwise have to pay the Retirement Benefit described in Article 2.

     1.4.     For purposes of this Agreement, the following shall be applicable:

          (a) "Retire" and "Retirement" shall mean severance of employment with the Company, other than by death and other than for Cause (as defined below), (i) at or after the attainment of age sixty-five (65), or (ii) five or more years after the earlier of the date of this Agreement or the date of any Previous Executive Security Agreement, if the Executive has not yet attained the age of sixty-five (65) years but is at least fifty-five (55) years of age, or
(iii) at such time that the Executive is deemed to have Retired in accordance with Article 4.1 below due to the Executive's total disability (as defined below).

          (b) "Base Salary" for a particular Plan Year is defined as Executive's annual base salary (before reduction for any amounts deferred by Executive pursuant to any 401(k) and/or deferred compensation plan with the Company) as last approved by the Company's Compensation Committee or the Company's CEO for the latest Plan Year.

          (c) "Plan Year" is defined to be the one (1) year period beginning on April 1 of a particular year and continuing through March 31 of the following calendar year.

          (d) "Employee" is defined to mean any person who is in the regular full time active employment of the Company or its affiliates as determined by the personnel rules and practices of the Company.

          (e) "Total Disability" and "Totally Disabled" are defined to mean that, on the basis of medical evidence, it is determined that Executive (i) is disabled to such an extent that he or she is prevented from performing the duties of Executive's position with the Company for a continuous period of at least 180 days, including a disability resulting from an occupational cause, and
(ii)  will  be  permanently  disabled.

          (f) "Cause" is defined to mean an act or omission to act of Executive constituting (i) gross misconduct, (ii) material breach of duties or
(iii)  an  act of material dishonesty or fraud that is injurious to the Company.

          (g) Employment by the Company or one of its subsidiaries shall be deemed to be employment by the Company.
          (h) This Agreement has been in full force and effect from the earlier of the date hereof or the date of any Previous Executive Security Agreement.

          (i) "Committee" means the SEMCO Energy, Inc. Pension and Investment Committee.

          (j) "Beneficiary" or "Beneficiaries" means the person or persons designated by Executive in a Beneficiary Designation Form for purposes of this Agreement.


                                    Article 2

                               Retirement Benefits
                               -------------------

     2.1 (a) If Executive remains an Employee of the Company until age 65 and shall Retire, the Company will pay or cause to be paid to Executive a monthly supplemental retirement benefit (the "Retirement Benefit") equal to one-twelfth (1/12) of fifty percent (50%) of the Executive's Base Salary. If Executive Retires or is deemed to have Retired in accordance with the provisions of Article 1.4(a)(ii) or 1.4(a)(iii), above, then the Retirement Benefit shall be calculated by replacing the fifty percent (50%) factor with that percentage set forth below, which corresponds to Executive's age at the time his or her Retirement Benefit commences. The Retirement Benefit shall be paid, commencing on the later of (1) the date of the first day of the month following Executive's termination of employment or (2) a date specified in an election form prescribed by the Committee and executed and submitted by Executive more than one year prior to the date in (1) and continuing on the first day of each month thereafter for a total period of fifteen (15) years (or 180 monthly payments in total).



                                  Retirement  Benefit  As
     Executive's Retirement Age   Percentage Of Base Salary
     ---------------------------  -------------------------
     64.                          48%
     63.                          46%
     62.                          44%
     61.                          42%
     60.                          40%
     59.                          38%
     58.                          36%
     57.                          34%
     56.                          32%
     55.                          30%

          (b) Regardless of whether Executive becomes entitled to the benefits described in 2.1(a), the Company shall pay or cause to be paid an amount (hereinafter referred to as the "Excess Benefit") defined as the excess of (1) the monthly amount of the retirement benefit that would be payable to Executive at his or her retirement under the Non-Union Employees' Retirement Plan (the "Qualified Plan"), calculated by ignoring any legal limits on the amount of Executive's compensation (under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, or otherwise) that can be recognized under the Qualified Plan, over (2) the actual monthly amount of the retirement benefit that is payable to Executive at his or her retirement under the Qualified Plan. This Excess Benefit shall be paid commencing with payments under the Qualified Plan and continue until termination of benefits under the Qualified Plan. If payments continue under the Qualified Plan after Executive's death, the Excess Benefit shall continue thereafter for a like period. The amount of Excess
Benefit shall be reduced proportionately with the amount of the Qualified Plan Benefit at Executive's death.

     2.2 If Executive shall die after becoming entitled to a Retirement Benefit but before all such payments are made, then any Retirement Benefit payments remaining unpaid to Executive shall be paid to his or her Beneficiary in accordance with his or her Beneficiary Designation Form attached hereto as
Exhibit  1.

     2.3 If Executive shall die after becoming entitled to a Retirement Benefit under the circumstances set forth in Article 2.2 above, then no Pre-Retirement Death Benefit as provided for in Article 1 shall be payable to Executive's Beneficiary in accordance with the Split Dollar Agreement.


                                    Article 3

                                   Beneficiary
                                   -----------

     Executive shall designate the Beneficiary to receive his or her Retirement Benefit provided in this Agreement and the Pre-Retirement Death Benefit in the Split Dollar Agreement, by completing the appropriate space in the Beneficiary Designation Form attached hereto as Exhibit 1. If more than one Beneficiary is named, the shares and/or precedence of each Beneficiary shall be indicated and, in the absence of any such designation, the shares shall be equally divided without precedence to any one Beneficiary. Executive shall have the right to change the Beneficiary by submitting an amended or new Beneficiary Designation Form; provided, however, no change of Beneficiary shall be effective until acknowledged in writing by the Company. If the Company has any doubt as to the proper Beneficiary, then Executive's estate shall be the Beneficiary. If the Company has any doubt as to the manner of payment of the Pre-Retirement Death Benefit to the Beneficiary, or if the Executive shall not have on file a valid Beneficiary Designation Form regarding the manner of payment of such Pre-Retirement Death Benefit, then the Company shall have the absolute discretion to pay such Pre-Retirement Death Benefit in one lump sum payment to the Executive's estate. Any such lump sum payment made by the Company, in good faith and in accordance with this Agreement, shall fully discharge the Company from all further obligations with respect to such payment.


                                    Article 4

                                   Disability
                                   ----------

     4.1 If Executive, while an Employee of the Company, becomes Totally Disabled after age 55 but before age 65 and, therefore, ceases to be an Employee of the Company, then Executive will be deemed to have Retired at such time and the payment of his or her Retirement Benefit shall commence in accordance with
Article 2.1 above based upon Executive's age at such time; provided, however, that notwithstanding anything to the contrary contained herein, if Executive, while an Employee of the Company, shall not then have attained 55 years of age when he or she becomes totally disabled, then Executive will be deemed to be an Employee of the Company for purposes of this Agreement (and the Split Dollar Agreement) only until Executive attains age 55, at which time Executive (if then living) will be deemed to have Retired. If (as described above) the totally disabled Executive is deemed to have Retired at age 55, then in such circumstances, the Retirement Benefit that the Company will pay or cause to be paid to Executive shall be calculated in accordance with Article 2.1 above; however, for purposes of this calculation, the Executive's Base Salary immediately prior to Retirement shall be deemed to be the Executive's Base Salary paid immediately prior to Executive's total disability.

     4.2 In the event Executive dies prior to attaining age 55 while being totally disabled, he or she shall be deemed to remain an Employee of the Company in accordance with Article 4.1 above, and the Pre-Retirement Death Benefit provided in Article 1 will be paid to Executive's Beneficiary in accordance with the Split Dollar Agreement (and no Retirement Benefit provided in Article 2 will be paid by the Company). In such circumstances, the Executive's Base Salary for the Plan Year within which the Executive's death occurs shall be deemed to be the Executive's Base Salary for the Plan Year within which the Executive's total disability occurred.

     4.3 The final determination of what constitutes total disability and the continuance thereof, for purposes of this Article, shall be made by the Company, and such determination shall be conclusive. In the event the Company elects to utilize insurance contracts on the life of Executive as a means for making, offsetting or contributing to any payment specified hereunder, it shall have the right to rely upon the decision of such insurance carrier(s) as to the determination of the applicability of this provision.


                                    Article 5

                                    Insurance
                                    ---------

     5.1 In the event the Company elects to utilize insurance contracts on the life of Executive as a means for making, offsetting or contributing to any payment, Executive agrees to cooperate in the securing of life insurance on his or her life by furnishing such information as the Company and the insurance carrier may require, including the results and reports of previous Company and other insurance carrier physical examinations, and taking such additional physical examinations as may be requested by the Company and the insurance carrier to obtain such insurance coverage. If Executive does not cooperate in the securing of such life insurance, or if the Company for any reason is unable to obtain life insurance in the requested amount on the life of Executive, then the Company shall have no further obligation to provide the Pre-Retirement Death Benefit for Executive under this Agreement, and such obligation shall immediately terminate without the necessity of any notice from either party to the other.

     5.2 Except as provided in the Split Dollar Agreement, the Company shall be the sole owner of any insurance policy or policies acquired on the life of Executive, with all incidents of ownership therein, including (but not limited to) the right to cash and loan values, dividends (if any), death benefits, and the right of termination thereof. In the event Executive shall die under the circumstances described in Article 1 and/or Article 4.2 above, then the Company shall designate (i) Executive's Beneficiary as the beneficiary of such insurance policies to the extent of the total amount of the Pre-Retirement Death Benefit and (ii) with respect to the total amount of the Pre-Retirement Death Benefit, a manner of payment in the Beneficiary Designation Form.

     5.3 Except as required under this Article 5 and Article 8, the Company shall not be required to fund, or otherwise to segregate, assets to be used for the payment of any benefits.


                                    Article 6

                            Termination of Employment
                            -------------------------

     This Agreement does not in any way obligate the Company to continue the employment of Executive with the Company, nor does this Agreement limit the right of the Company to terminate Executive's employment with the Company at any time and for any reason. Termination of Executive's employment with the Company for any reason, other than for death which is provided for in Article 1 above, other than for total disability, which is provided for in Article 4 above, and other than for Cause (as defined above) which is provided for below, whether by action of the Company or Executive, (A) shall immediately result in Executive's Retirement as provided in this Agreement (without the necessity of any notice from either party to the other), provided that such termination of employment meets the definition of Retirement set forth in Articles 1.4(a)(i) or 1.4(a)(ii) (without the necessity of any notice from either party to the other) and any further obligations of either party to the other shall continue only as expressly provided in this Agreement, or (B), if such termination does not meet such definition, shall immediately result in termination of this Agreement (without the necessity of any notice from either party to the other), unless such termination is a termination described in Article 8.3 below, in which event the obligations described therein shall continue in full force and effect. If Executive's employment with the Company is terminated for Cause, then notwithstanding that Executive would otherwise qualify as having Retired, (i) Executive shall not be entitled to receive any Retirement Benefit provided in this Agreement, (ii) this Agreement shall immediately terminate and (iii) the parties shall have no further obligations to each other pursuant to this Agreement. In no event shall this Agreement by its terms or implications constitute an employment contract of any nature between the Company and Executive. All of the foregoing provisions of this Article 6 are subject to the provisions of Article 8 of this Agreement.


                                    Article 7

                              Restrictive Covenants
                              ---------------------

     Executive agrees (i) during the term of this Agreement (including any time during which Executive is determined to be totally disabled, as described in
Article 4 above), and (ii) during the time Executive is receiving any benefits provided for under Article 2 hereof, unless Executive's employment with the Company has been terminated and Executive paid a Severance Amount under Executive's Change of Control Employment Agreement or Change in Control Agreement, that he or she will not, without the written consent of the Board of Directors of the Company directly or indirectly own, manage, operate, control or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of any business which competes with any business conducted by the Company (or any of its subsidiary or affiliated companies) in any area where such business of the Company (or any of its subsidiary or affiliated companies) is being conducted. Ownership of five percent (5%) or less of the voting stock of any publicly-held corporation shall not constitute a violation hereof.


                                    Article 8

                                Change of Control
                                -----------------

     8.1 For purposes of this Agreement, the term "Change of Control" shall have the meaning provided in Executive's Change of Control Employment Agreement or Change in Control Agreement as the case may be.

     8.2 The Company shall within ten (10) days following a Change of Control make an irrevocable contribution to an Executive Security Trust ("Trust") by and between the Company and an established Trustee in a lump sum amount that equals

          (1) the amount needed to fully fund all remaining payments that are then being made to Executive if Executive has before that time begun receiving, payments pursuant to this Agreement; or

          (2) in the event that before that time Executive has not begun receiving payments pursuant to this Agreement, the lump sum amount that would be required, as of the projected future Retirement at age 65 of the Executive, to provide Executive with the age 65 Retirement Benefit described in Article 2, assuming Executive remains an Employee of the Company until age 65 and then Retires and assuming Executive's Base Salary immediately prior to the occurrence of the Change of Control. With respect to any benefits payable under Article 2.1(b) of this Agreement the amount to be funded will be equal to the percentage of the Executive's benefit currently payable under this Agreement, assuming Executive is vested under the Company's Non-Union Employee's Retirement Plan, multiplied by Executive's age 65 benefit; and

          (3) The total amount required under all other Executive Security Agreements with persons covered by the Company's Supplemental Executive Retirement Plan.

However, notwithstanding anything to the contrary contained herein, the Company's irrevocable contribution to the Trust in the manner provided herein shall not in and of itself entitle Executive to the Retirement Benefit provided hereunder and/or to receive any immediate payments from the Trust; Executive's right to the Retirement Benefit provided hereunder shall be determined in accordance with the terms and provisions of the other Articles of this Agreement, and Executive's right to receive payments from the Trust shall be determined in accordance with the terms and provisions of the Trust.

     8.3 If, at any time after a Change of Control, the employment of Executive with the Company is terminated by the Company for reasons other than Cause (as defined above) or is terminated by Executive for Good Reason (as defined below), then the Company shall pay Executive a benefit commencing on the later of (1) the date of the first day of the month following Executive's termination of employment or (2) a date specified in an election form prescribed by the Committee and executed and submitted by Executive more than one year prior to the date in (1). The benefit shall be calculated and paid pursuant to
Article 2 hereof and shall be at least equal in value to the Retirement Benefit that Executive would receive (a) as if he or she were age 55 at the time of such termination of employment (or the Executive's actual age upon receipt of benefits if greater than age 55) and (b) as if this Agreement had been in effect for at least five (5) years at the time of such termination of employment. For purposes of this Agreement, the term "Good Reason" shall have the meaning provided in Executive's Change of Control Employment Agreement or Change in Control Agreement as the case may be.


                                    Article 9

                          Other Benefits and Agreements
                          -----------------------------

     The benefits provided for Executive and his or her Beneficiary under this Agreement are in addition to any other benefits available to Executive under any other plan or program of the Company for its employees, and, except as may otherwise be expressly provided for, this Agreement shall supplement and shall not supersede, modify or amend any other plan or program between the Company and Executive.



                                   Article 10

                     Restrictions on Alienation of Benefits
                     --------------------------------------

     No right or benefit under this Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If Executive or any Beneficiary shall become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any benefit hereunder, then such person's benefit, in the discretion of the Company, shall cease and, in such event, the Company may hold or apply the same or any part thereof for the benefit of Executive or such Beneficiary, his or her spouse, children, or other dependents, or any of them, in such manner and in such portions as the Company may deem proper.


                                   Article 11

                        Administration of this Agreement
                        --------------------------------

     11.1 The general administration of this Agreement shall be performed by the Company, operating through the Committee.

     11.2 Subject to this Agreement, the Company may from time to time establish rules, forms and procedures for the administration of this Agreement.

     11.3 The officers and directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants and actuaries, and on all opinions given by any duly appointed legal counsel.

     11.4 In addition to the powers herein specified, the Company shall have the power to compute and certify under this Agreement the amount and kind of benefits from time to time payable to Executive and his or her Beneficiaries and to authorize all disbursements for such purposes.

     11.5 The Company shall also have the power, in its sole discretion, to change the manner and time of payments to be made to Executive or his or her Beneficiaries if requested to do so by Executive or his or her Beneficiaries more than twelve (12) months prior to the commencement of payments hereunder.







                                   Article 12

                                  Miscellaneous
                                  -------------

     12.1 Any notice given under this Agreement shall be in writing and shall be mailed by United States certified mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Committee at the Company's principal place of business or, if notice to Executive, addressed to Executive at the most recent address shown on the Company's records.

     12.2 Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

     12.3 This Agreement shall be binding upon the Company and its successors and assigns, and upon Executive, his or her Beneficiaries, heirs, executors and administrators.

     12.4 This Agreement shall be governed and construed under the laws of the State of Michigan.

     12.5 Executive, by the execution of this Agreement, acknowledges that he or she did not rely upon any oral or written representations by the Company when deciding to enter into this Agreement.

     12.6 This Agreement may be modified only by a writing executed by both parties.

     Intending to be legally bound, Executive and Company have executed this Agreement as of the date first written above.

Executive                              SEMCO  Energy,  Inc.


______________________________          By_________________________________
------------------------------            ---------------------------------
Signature                              Its__________________________________
                                          ----------------------------------

______________________________
------------------------------
Printed  Name

                                    EXHIBIT 1

                  BENEFICIARY DESIGNATION FORM RELATIVE TO THE
                          EXECUTIVE SECURITY AGREEMENT


I acknowledge that, as an Employee of SEMCO Energy, Inc. (the "Company"), I have entered into an Executive Security Agreement ("Agreement") with such Company described in the attached Agreement, which is incorporated herein by the reference for all purposes.

I hereby designate as Primary Beneficiary (receive in one lump sum payment at my death, unless specified otherwise) under the Agreement:
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

And I hereby designate as Secondary Beneficiary (to receive in one lump sum payment at my death, unless specified otherwise) under the Agreement:
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

The term Beneficiary, as used herein, shall mean the Primary Beneficiary if such Primary Beneficiary survives me by at least thirty (30) days, and shall mean the Secondary Beneficiary if Primary Beneficiary does not survive me by at least thirty (30) days, and shall mean my estate if neither Primary Beneficiary nor Secondary Beneficiary survives me by at least thirty (30) days. I shall have the right to change my designation of Primary and/or Secondary Beneficiary from time to time in such manner as shall be required by the Company, it being agreed that no change in Beneficiary shall be effective until acknowledged in writing by the Company. (If Beneficiary is to be irrevocable, I will strike and initial previous sentence.)

__________________________________________
Printed  Name

__________________________________________
Signature


SEMCO Energy, Inc. hereby acknowledges receipt of this Beneficiary Designation Form on this ______ day of __________________, _______.

SEMCO  Energy,  Inc.

By:_____________________________________